UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

SPDR® GOLD TRUST

SPONSORED BY WORLD GOLD TRUST SERVICES, LLC

(Name of Registrant as Specified In Its Charter)

Steven J. Glusband, Esq.

Austin D. Keyes, Esq.

Carter Ledyard & Milburn LLP

2 Wall Street

New York, New York 10005

(212) 732-3200

glusband@clm.com

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SPDR® Gold Trust Consent Solicitation – Sponsored by World Gold Trust Services, LLC

Record Date: June 9, 2014

Vote Cut-off Date: October 17, 2014, adjourned to December 17, 2014

Additional Materials:

Item 1. Letter to un-voted NOBO accounts
Item 2. Factsheet to un-voted NOBO accounts
Item 3. Letter to un-voted OBO accounts
Item 4. Factsheet to un-voted OBO accounts

Item 1

World Gold Trust Services, LLC

510 Madison Avenue, 9th Floor

New York, NY 10022

December 1, 2014

Dear GLD® Shareholder,

We need you to vote on two proposals by December 17th, 2014.

It may not be evident, but there are hundreds of thousands of small individual investors who in the aggregate account for the majority of the outstanding SPDR® Gold Trust shares. In order to pass the proposals, we need the participation of these holders. YOUR VOTE IS EXTREMELY IMPORTANT.

GLD was the first exchange traded product of its kind when developed ten years ago, and since that time, the very characteristics for which we are seeking shareholder approval have become the industry standard. Please find enclosed a one page factsheet that describes the proposals, provides the reasons these changes have been requested, the implications of each proposal to shareholders and the recommendations of leading proxy advisory firms ISS and Glass-Lewis.

We have received strong support from shareholders and are very close to obtaining the votes required to enact both proposals. More than 82% of the shares cast have supported the proposals. While more than 121 million votes have already been cast in favor of the two proposals, we need an additional 5% of the outstanding shares to vote “FOR” both proposals to enact them, which is why every vote counts and why your vote is so important.

You can vote online, by telephone or by signing and returning the enclosed proxy card, which also includes voting instructions. In order to allow you sufficient time to respond, we have extended the voting date to December 17, 2014.

We understand from your feedback that calls from our proxy solicitor D.F. King have in some cases been an inconvenience or nuisance. ONCE YOU CAST YOUR VOTE, YOU WILL NOT BE CALLED AGAIN AND WE WILL NOT MAIL ADDITIONAL CONSENT COMMUNICATIONS.

If you have any questions regarding the enclosed proxy card or need assistance voting, please contact D.F. King & Co., Inc. at 1-866-828-9088.

As Sponsor of the SPDR® Gold Trust, we greatly appreciate and value you being a shareholder. Thank you in advance for your timely consideration of this matter.

On behalf of all of us at World Gold Trust Services, LLC, I wish you a very Happy Holiday Season.

Sincerely,

William Rhind

Chief Executive Officer

World Gold Trust Services, LLC

*	Please note that although the shareholder voting period has been extended to December 17, 2014, the voting period is subject to (i) early termination, including if the requisite shareholder vote has been received for the two proposals, or (ii) extension at the discretion of the Sponsor.

GLD-R-NOBO3

Item 2

World Gold Trust Services, LLC

510 Madison Avenue, 9th Floor

New York, NY 10022

SPDR® Gold Trust Consent Solicitation details:

Cusip: 78463V107

ISIN: US78463V1070

Filing date: June 19th, 2014

Record date: June 9th, 2014

Voting date: December 17th, 2014

Solicitation Agent: D.F. King & Co., Inc.

Solicitation Agent contact information: 1-866-828-9088

To vote online: www.proxyvote.com

The Consent Solicitation is seeking shareholder consent for two proposals:

1)	Unitary Fee: To approve amendments to the Trust Indenture that change the manner in which the ordinary fees and expenses of the Trust are paid such that, in return for a payment to the Sponsor of 0.40% per year of the daily NAV of the Trust, the Sponsor will be responsible for all other ordinary fees and expenses of the Trust, as described in the Consent Solicitation Statement.

2)	Affiliate Compensation: To approve the amendment to section 3.08 of the Trust Indenture to permit the Sponsor to compensate affiliates for providing marketing and other services to the Trust.

The changes called for in proposal 1 are being sought because of the following:

1)	The Trust was the first of its kind when developed nearly ten years ago. Since that time, similar ETFs have adopted the unitary fee structure making it the industry standard/best practice. Proposal 1 seeks to implement this industry standard/best practice and in effect simplify and modernize the trust for current and future shareholders.

The Sponsor believes that this change will make the accounting for the Trust’s fees and expenses simpler and more efficient with the Sponsor being able to provide greater oversight over the Trust’s service providers. The Sponsor also believes that it will be better able to control the Trust’s costs if proposal 1 is adopted.

2)	Currently, the Trust, under certain circumstances, is permitted to charge investors an amount in excess of 0.40% of the daily NAV per year for ordinary fees and expenses of the Trust. Although this has not occurred historically, with the changes sought in proposal 1, investors will have ongoing assurance that those ordinary fees and expenses will not exceed 0.40% of NAV per year.

Approval for Proposal 2 is being sought because having the ability to utilize the expertise of the World Gold Council, the Sponsor’s ultimate parent company, and its affiliates, when and if needed, is likely to be beneficial to the Trust and its shareholders. The Sponsor believes that it will be in the best interest of the Trust if the Sponsor were permitted to engage and pay certain of its affiliates, for example, those that have expertise with respect to gold as an asset class, including the marketing of gold as an asset class. The Sponsor will be responsible for any payments made to affiliates for providing any services to the Trust without any additional cost to the Trust.

Independent evaluations of the proposals:

Prominent proxy review providers Institutional Shareholder Services (ISS) and Glass-Lewis, two leading, independent proxy advisory firms focused on protecting shareholder interests, have each recommended that Shareholders vote “FOR” both proposals.

FACT-NOBO-NEW

Item 3

World Gold Trust Services, LLC

510 Madison Avenue, 9th Floor

New York, NY 10022

December 1, 2014

Dear GLD® Shareholder,

We need you to vote on two proposals by December 17th, 2014.

It may not be evident, but there are hundreds of thousands of small individual investors who in the aggregate account for the majority of the outstanding SPDR® Gold Trust shares. In order to pass the proposals, we need the participation of these holders. YOUR VOTE IS EXTREMELY IMPORTANT.

GLD was the first exchange traded product of its kind when developed ten years ago, and since that time, the very characteristics for which we are seeking shareholder approval have become the industry standard. Please find enclosed a one page factsheet that describes the proposals, provides the reasons these changes have been requested, the implications of each proposal to shareholders and the recommendations of leading proxy advisory firms ISS and Glass-Lewis.

We have received strong support from shareholders and are very close to obtaining the votes required to enact both proposals. More than 82% of the shares cast have supported the proposals. While more than 121 million votes have already been cast in favor of the two proposals, we need an additional 5% of the outstanding shares to vote “FOR” both proposals to enact them, which is why every vote counts and why your vote is so important.

You can vote online, by telephone or by signing and returning the enclosed proxy card, which also includes voting instructions. In order to allow you sufficient time to respond, we have extended the voting date to December 17, 2014.

We understand from your feedback that calls from our proxy solicitor D.F. King have in some cases been an inconvenience or nuisance. ONCE YOU CAST YOUR VOTE, YOU WILL NOT BE CALLED AGAIN AND WE WILL NOT MAIL ADDITIONAL CONSENT COMMUNICATIONS.

If you have any questions regarding the enclosed proxy card or need assistance voting, please contact D.F. King & Co., Inc. at 1-866-620-0678.

As Sponsor of the SPDR® Gold Trust, we greatly appreciate and value you being a shareholder. Thank you in advance for your timely consideration of this matter.

On behalf of all of us at World Gold Trust Services, LLC, I wish you a very Happy Holiday Season.

Sincerely,

William Rhind

Chief Executive Officer

World Gold Trust Services, LLC

*	Please note that although the shareholder voting period has been extended to December 17, 2014, the voting period is subject to (i) early termination, including if the requisite shareholder vote has been received for the two proposals, or (ii) extension at the discretion of the Sponsor.

GLD-R-OBO3

Item 4

World Gold Trust Services, LLC

510 Madison Avenue, 9th Floor

New York, NY 10022

SPDR® Gold Trust Consent Solicitation details:

Cusip: 78463V107

ISIN: US78463V1070

Filing date: June 19th, 2014

Record date: June 9th, 2014

Voting date: December 17th, 2014

Solicitation Agent: D.F. King & Co., Inc.

Solicitation Agent contact information: 1-866-620-0678

To vote online: www.proxyvote.com

The Consent Solicitation is seeking shareholder consent for two proposals:

1)	Unitary Fee: To approve amendments to the Trust Indenture that change the manner in which the ordinary fees and expenses of the Trust are paid such that, in return for a payment to the Sponsor of 0.40% per year of the daily NAV of the Trust, the Sponsor will be responsible for all other ordinary fees and expenses of the Trust, as described in the Consent Solicitation Statement.

2)	Affiliate Compensation: To approve the amendment to section 3.08 of the Trust Indenture to permit the Sponsor to compensate affiliates for providing marketing and other services to the Trust.

The changes called for in proposal 1 are being sought because of the following:

1)	The Trust was the first of its kind when developed nearly ten years ago. Since that time, similar ETFs have adopted the unitary fee structure making it the industry standard/best practice. Proposal 1 seeks to implement this industry standard/best practice and in effect simplify and modernize the trust for current and future shareholders.

The Sponsor believes that this change will make the accounting for the Trust’s fees and expenses simpler and more efficient with the Sponsor being able to provide greater oversight over the Trust’s service providers. The Sponsor also believes that it will be better able to control the Trust’s costs if proposal 1 is adopted.

2)	Currently, the Trust, under certain circumstances, is permitted to charge investors an amount in excess of 0.40% of the daily NAV per year for ordinary fees and expenses of the Trust. Although this has not occurred historically, with the changes sought in proposal 1, investors will have ongoing assurance that those ordinary fees and expenses will not exceed 0.40% of NAV per year.

Approval for Proposal 2 is being sought because having the ability to utilize the expertise of the World Gold Council, the Sponsor’s ultimate parent company, and its affiliates, when and if needed, is likely to be beneficial to the Trust and its shareholders. The Sponsor believes that it will be in the best interest of the Trust if the Sponsor were permitted to engage and pay certain of its affiliates, for example, those that have expertise with respect to gold as an asset class, including the marketing of gold as an asset class. The Sponsor will be responsible for any payments made to affiliates for providing any services to the Trust without any additional cost to the Trust.

Independent evaluations of the proposals:

Prominent proxy review providers Institutional Shareholder Services (ISS) and Glass-Lewis, two leading, independent proxy advisory firms focused on protecting shareholder interests, have each recommended that Shareholders vote “FOR” both proposals.

FACT-OBO-NEW